COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2021
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11 – COMMITMENTS AND CONTINGENT LIABILITIES

In the normal course of business, we enter into financial instruments with off-balance sheet risk to meet the financing needs of customers or to reduce exposure to fluctuations in interest rates. These financial instruments may include commitments to extend credit and standby letters of credit. Financial instruments involve varying degrees of credit and interest-rate risk in excess of amounts reflected in the Consolidated Statements of Financial Condition. Exposure to credit risk in the event of non-performance by the counterparties to the financial instruments for loan commitments to extend credit and standby letters of credit is represented by the contractual amounts of those instruments.

A summary of financial instruments with off-balance sheet risk at December 31 follows:

	2021	2020
	(In thousands)
Financial instruments whose risk is represented by contract amounts
Commitments to extend credit	$672,693	$644,815
Standby letters of credit	9,208	9,361

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and generally require payment of a fee. Since commitments may expire without being drawn upon, the commitment amounts do not represent future cash requirements. Commitments are issued subject to similar underwriting standards, including collateral requirements, as are generally involved in the extension of credit facilities.

Standby letters of credit are written conditional commitments issued to guarantee the performance of a customer to a third party. The credit risk involved in such transactions is essentially the same as that involved in extending loan facilities and, accordingly, standby letters of credit are issued subject to similar underwriting standards, including collateral requirements, as are generally involved in the extension of credit facilities. The majority of the standby  letters of credit are on-demand with no stated maturity date and have variable rates that range from 2.50% to 12.00%.

COVID-19 Pandemic

The COVID-19 pandemic and the related government mandates, restrictions, and guidance have created and may continue to create and contribute to significant economic uncertainty and market disruptions. Throughout 2020 and 2021, the volatility created by the pandemic and responses to the pandemic impacted our performance, customers, and the markets we serve.

Federal and state government responses have also created uncertainty. On November 4, 2021, the U.S. Department of Labor implemented an emergency temporary standard (ETS) mandating that all employers with 100 workers or more must require their employees to be fully vaccinated or submit to weekly testing. The ETS has been met with many subsequent legal challenges. On January 13, 2022, the U.S. Supreme Court stayed the ETS, sending the case back to the U.S. Court of Appeals for the Sixth Circuit for a decision on the merits. The timeline for such a decision is undetermined, and the outcomes remain unpredictable. In Michigan, the Department of Health and Human Services announced its intent to update quarantine and isolation periods to align with the Centers for Disease Control and Prevention’s newly shortened guidelines. These impending mandates and guidelines may have significant effects on the U.S. and Michigan economies, the banking sector generally, and our business specifically, the scope of which cannot be foreseen.

Based on this uncertainty, it is difficult to predict the extent to which the pandemic will continue to adversely impact our business, results of operations, financial condition, and customers. The potential impacts may include, but are not limited to:

•	difficulties encountered by our business customers in addressing the effects of the pandemic may cause increases in loan delinquencies, foreclosures and defaults;
•	increases in our allowance for credit losses may be necessary;
•	declines in collateral values may occur;
•	third party disruptions may occur, including outages at network providers, on-line banking vendors and other suppliers;
•	there is increased cyber and payment fraud risk, as cybercriminals attempt to profit from the disruption, given increased online and remote activity;
•	we may experience operational failures due to changes in our normal business practices necessitated by the pandemic and related governmental actions; and/or
•	our production and efficiency may suffer due to employee illnesses and/or employees having to work remotely.

Given the ongoing uncertainty with respect to the pandemic and potential government responses, these risk factors may continue to some degree for a significant period of time.

The extent to which the COVID-19 pandemic may impact our business, results of operations, asset valuations, financial condition, and customers will depend on future developments, which continue to be highly uncertain and difficult to predict. Those developments and factors are expected to include the evolution of the virus and new and emerging virus variants, vaccination rates and subsequent vaccine-“boosters,” actions taken by governmental authorities to address the foregoing, and the enforcement thereof, and how quickly and to what extent normal economic and operating conditions stabilize. Potential developments also include market factors, such as interest rates, supply chain disruptions, inflation, consumer-welfare, and employment rates. We do not know the full extent of the potential impact. Material adverse impacts may include all or a combination of valuation impairments on our intangible assets, securities available for sale, loans, capitalized mortgage loan servicing rights or deferred tax assets.

Certain consumer-driven industries (including restaurants, hotels, retail, fitness, and other industries) have experienced increased stress and have been more adversely impacted by the COVID-19 pandemic and related consumer trends, labor shortages and supply chain disruptions. We believe that the following concentrations within our commercial loan portfolio represent greater potential risk in the current economic environment. The balances below are as of December 31, 2021.

		% of
		Total
	Amount	Loans
	(Dollars in millions)
Commercial and industrial:
Retail	$70	2.4%
Food service	49	1.7
Hotel	40	1.4
	159	5.5

Commercial real estate:
Retail	109	3.8
Office	72	2.5
Multifamily	55	1.9
	236	8.1

Total	$395	13.6%

At December 31, 2021, we had no commercial loans in forbearance.  However, we continue to closely monitor these industry concentrations and at present do not foresee any significant losses relative to this portion of our loan portfolio given the current economic conditions in Michigan and the fact that many businesses are reporting increased spending.  However, a high degree of uncertainty still exists with respect to the impact of the COVID-19 pandemic and the related economic disruptions on the future performance of our loan portfolio, including these concentrations.

Litigation

We are involved in various litigation matters in the ordinary course of business. At the present time, we do not believe any of these matters will have a significant impact on our consolidated financial position or results of operations. The aggregate amount we have accrued for losses we consider probable as a result of these litigation matters is immaterial. However, because of the inherent uncertainty of outcomes from any litigation matter, we believe it is reasonably possible we may incur losses in addition to the amounts we have accrued. At this time, we estimate the maximum amount of additional losses that are reasonably possible is insignificant. However, because of a number of factors, including the fact that certain of these litigation matters are still in their early stages, this maximum amount may change in the future.

The litigation matters described in the preceding paragraph primarily include claims that have been brought against us for damages, but do not include litigation matters where we seek to collect amounts owed to us by third parties (such as litigation initiated to collect delinquent loans). These excluded, collection-related matters may involve claims or counterclaims by the opposing party or parties, but we have excluded such matters from the disclosure contained in the preceding paragraph in all cases where we believe the possibility of us paying damages to any opposing party is remote.

Visa Stock

We own 12,566 shares of VISA Class B common stock. At the present time, these shares can only be sold to other Class B shareholders. As a result, there has generally been limited transfer activity in private transactions between buyers and sellers. Given the limited activity that we have become aware of  and the continuing uncertainty regarding the likelihood, ultimate timing and eventual exchange rate for Class B shares into Class A shares, we continue to carry these shares at zero, representing cost basis less impairment. However, given the current conversion ratio of 1.6181 Class A shares for every 1 Class B share and the closing price of VISA Class A shares on February 25, 2022 of $219.27 per share, our 12,566 Class B shares would have a current “value” of approximately $4.5 million. We continue to monitor Class B trading activity and the status of the resolution of certain litigation matters at VISA that would trigger the conversion of Class B common shares into Class A common shares, which would not have any trading restrictions.